Exhibit 10.1

THIRD INCREMENTAL FACILITY AMENDMENT (this “Amendment”) dated as of May 18, 2011, among MOMENTIVE SPECIALTY CHEMICALS HOLDINGS LLC, a Delaware limited liability company (“Holdings”), MOMENTIVE SPECIALTY CHEMICALS INC., a New Jersey corporation (the “U.S. Borrower”), MOMENTIVE SPECIALTY CHEMICALS CANADA INC., a Canadian corporation (the “Canadian Borrower”), MOMENTIVE SPECIALTY CHEMICALS B.V., a company organized under the laws of The Netherlands (the “Dutch Borrower”), MOMENTIVE SPECIALTY CHEMICALS UK LIMITED, a corporation organized under the laws of England and Wales, and BORDEN CHEMICAL UK LIMITED, a corporation organized under the laws of England and Wales (together, the “U.K. Borrowers” and, together with the U.S. Borrower, the Canadian Borrower and the Dutch Borrower, the “Borrowers”), the LENDERS (as defined below) party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) under the Third Amended and Restated Credit Agreement referred to below, being the first amendment to the THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of January 29, 2010, among Holdings, the Borrowers, the Lenders party thereto from time to time and the agents, arrangers and bookrunners party thereto, as in effect immediately prior to this Amendment (the “Credit Agreement”).
A.Pursuant to the Credit Agreement, the Lenders and the Issuing Banks (such terms and each other capitalized term used but not defined herein having the meaning assigned to such term in the Credit Agreement (as amended hereby)) have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.
B.Pursuant to Section 2.21 of the Credit Agreement, the Borrowers have requested the Incremental Lenders (as defined below) to provide Incremental Revolving Facility Commitments in the aggregate principal amount set forth on Schedule 1 hereto to be effective as of May 31, 2011.
C.The Incremental Lenders are willing to provide such Incremental Revolving Facility Commitments and to make Borrowings thereunder available to the Borrowers pursuant to the terms and subject to the conditions set forth herein.
D.Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1.Defined Terms. As used in this Amendment, the following terms have the meanings specified below:
“Amendment Transactions” shall mean the execution and delivery of this Amendment and the Reaffirmation Agreement (as defined in Section 8(f) hereof) by each Person party hereto or thereto, the satisfaction of the conditions to the effectiveness hereof and thereof and the consummation of the transactions contemplated hereby and thereby.
“Commitment Letter” shall mean the Extended Revolving Facility Commitment Letter dated December 7, 2009, by and among the U.S. Borrower, the Incremental Lenders as of such date and the other parties party thereto.
“Incremental Lenders” shall mean the persons listed on Schedule 1 hereto (other than any such person that has ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 9.04 of the Credit Agreement), as well as any person that becomes an “Incremental Lender” hereunder pursuant to Section 9.04 of the Credit Agreement.
“Majority Commitment Parties” shall mean, at any time, those Incremental Lenders having Third Incremental Revolving Facility Commitments representing more than 50% of the sum of all Third Incremental Revolving Facility Commitments in effect at such time.
“Third Incremental Effective Date” shall mean the date on which all the conditions set forth or referred to in Section 8 hereof shall have been satisfied (or to the extent permitted under the Credit Agreement, waived by the Administrative Agent and each of the Incremental Lenders).
“Third Incremental Revolving Facility Commitment” shall mean, with respect to each Incremental Lender, the commitment of such Incremental Lender to provide Incremental Revolving Facility Commitments on and following the Third Incremental Effective Date, as set forth on Schedule 1 hereto or in the Assignment and Acceptance Agreement pursuant to which such Incremental Lender shall have assumed its Incremental Revolving Facility Commitment, as applicable. The aggregate amount of the Incremental Revolving Facility Commitments of all Incremental Lenders as of the date of this Amendment is $199,641,888.89, of which $110,503,000.00 are European Tranche Commitments, $45,236,111.22 are Canadian Tranche Commitments and $43,902,777.67 are U.S. Tranche Commitments.
SECTION 2.Commitment. Subject to the terms and conditions set forth herein, each Incremental Lender agrees to provide Third Incremental Revolving Facility Commitments and to make Borrowings thereunder available to the U.S. Borrower, the Canadian Borrower, the Dutch Borrower, or the UK Borrowers, as applicable, on and following the Third Incremental Effective Date in a principal amount not to exceed such Incremental Lender's Third Incremental Revolving Facility Commitment and subject to the other terms and conditions set forth in the Credit Agreement.
SECTION 3.Amendments to Section 1.01. (a) On the Third Incremental Effective Date, Section 1.01 of the Credit Agreement shall be amended by adding the following definitions in the appropriate alphabetical order:
“Third Incremental Amendment” shall mean the Third Incremental Facility Amendment, dated as of May 18, 2011, among Holdings, the Borrowers, the Incremental Lenders party thereto and the Administrative Agent.
“Third Incremental Effective Date” shall have the meaning set forth in Section 1 of the Third Incremental Amendment.
“Third Incremental Revolving Facility Commitment” shall have the meaning assigned to such term in the Third Incremental Amendment.
“Third Incremental Revolving Facility Lender” shall mean a Lender with a Third Incremental Revolving Facility Commitment or an outstanding Revolving Facility Loan made thereunder.
(a) On the Third Incremental Effective Date the definition of the term “ABR” in Section 1.01 of the Credit Agreement shall be amended by deleting the first sentence in its entirety and replacing it with the following sentence “'ABR' shall mean, for any day, a rate per annum equal to (i) the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1% and (ii) solely with respect to ABR Borrowings made under the Third Incremental Revolving Facility Commitments, the greatest of clauses (a) and (b) above and the Adjusted Eurocurrency Rate for a 1-month Interest Period plus 1%”.
(b) On the Third Incremental Effective Date the definition of the term “Applicable Margins for Revolving Loans and Swingline Loans” in Section 1.01 of the Credit Agreement shall be amended by (1) inserting the text “shall mean, (a) for Revolving Facility Loans and Swingline Loans other than those made under the Third Incremental Revolving Facility Commitments:” immediately prior to the table set forth therein, (2) inserting the text “and (b) for Revolving Facility Loans and Swingline Loans made under the Third Incremental Revolving Facility Commitments, (i) 3.00% for ABR/Base Rate Revolving Loans and ABR Swingline Loans and (ii) 4.50% for Eurocurrency Revolving Loans and Base Rate Swingline Loans.” immediately following the table set forth therein and (3) inserting the text “other than those made under the Third Incremental Revolving Facility Commitments” after the phrase “Revolving Loans and Swingline Loans” in the last paragraph.
(c) On the Third Incremental Effective Date the definition of the term “Canadian Tranche Commitment” in Section 1.01 of the Credit Agreement shall be amended by replacing the text “Schedule 2.01 to the November 2006 Credit Agreement” set forth therein with the text “Schedule 1 to the Third Incremental Amendment”, and is further amended by replacing the text “as of the Effective Date is $50.0 million” set forth therein with the text “as of the Third Incremental Effective Date is $45,236,111.22”
(d) On the Third Incremental Effective Date the definition of the term “Canadian Tranche Letters of Credit” in Section 1.01 of the Credit Agreement shall be deleted in its entirety and replaced by the following text:
“Canadian Tranche Letters of Credit” shall mean Letters of Credit issued or deemed outstanding under the Canadian Tranche, including, without limitation, those Letters of Credit deemed outstanding under the Canadian Tranche pursuant to the Third Incremental Amendment.
(e) On the Third Incremental Effective Date the definition of the term “Early Maturity Notes” in Section 1.01 of the Credit Agreement shall be amended by deleting the text “and” immediately preceding the text “(b)” set forth therein and replacing it with the punctuation “, ”, and shall be further amended by inserting the text “and (c) with respect to the Third Incremental Revolving Facility Commitments, any debt securities issued by the U.S. Borrower or any of the Subsidiaries other than Indebtedness issued by a Foreign Subsidiary that is not a Foreign Subsidiary Loan Party that is denominated in currencies other than the U.S. Dollar in the form of notes offered or arranged outside the United States and not placed with investors that regularly invest in the U.S. financial markets) with a final maturity prior to the date that is 91 days after the Revolving Facility Maturity Date with respect to the Third Incremental Revolving Facility Commitments” immediately prior to the period at the end of such definition.
(f) On the Third Incremental Effective Date the definition of the term “European Tranche Commitment” in Section 1.01 of the Credit Agreement shall be amended by replacing the text “Schedule 2.01 to the November 2006 Credit Agreement” set forth therein with the text “Schedule 1 to the Third Incremental Amendment”, and shall be further amended by replacing the text “as of the Amendment Effective Date is $125.0 million” set forth therein with the text “as of the Third Incremental Effective Date is $110,503,000.00”
(g) On the Third Incremental Effective Date the definition of the term “European Tranche Letters of Credit” in Section 1.01 of the Credit Agreement shall be amended by inserting the text “, including, without limitation, those Letters of Credit deemed outstanding under the European Tranche pursuant to the Third Incremental Amendment” immediately prior to the period at the end of such definition.

(h) On the Third Incremental Effective Date the definition of the term “Loan Documents” in Section 1.01 of the Credit Agreement shall be amended by inserting the text “the Third Incremental Amendment,” immediately following the text “the Amendment Agreement,” set forth therein.
(i) On the Third Incremental Effective Date the definition of the term “Revolving Facility Maturity Date” in Section 1.01 of the Credit Agreement shall be amended by replacing the text “and (b)” set forth therein with the text “, (b) with respect to the Third Incremental Revolving Facility Commitments, 91 days prior to the Term Facility Maturity Date applicable to the Original Maturity Term Loans; provided that if, on any Early Maturity Test Date, the aggregate principal amount of Early Maturity Notes that mature within 91 days after such Early Maturity Test Date exceeds $200.0 million, the Revolving Facility Maturity Date shall be such Early Maturity Test Date and (c)”.
(j) On the Third Incremental Effective Date the definition of the term “U.S. Tranche Commitment” in Section 1.01 of the Credit Agreement shall be amended by replacing the text “Schedule 2.01 to the November 2006 Credit Agreement” set forth therein with the text “Schedule 1 to the Third Incremental Amendment”, and shall be further amended by replacing the text “as of the Amendment Effective Date is $50.0 million” set forth therein with the text “as of the Third Incremental Effective Date is $43,902,777.67”
SECTION 4.Amendment to Section 2.01. On the Third Incremental Effective Date, Section 2.01(a) of the Credit Agreement shall be amended by inserting the text “(or following the Third Incremental Effective Date, the total European Tranche Commitments)” immediately following the text “exceeding $125.0 million” set forth therein.
SECTION 5.Amendment to Section 2.13. On the Third Incremental Effective Date, Section 2.13(a) of the Credit Agreement shall be amended by inserting the text “with respect to Revolving Facility Commitments other than Third Incremental Revolving Facility Commitments and equal to 4.50% per annum with respect to Third Incremental Revolving Facility Commitments” immediately following the text “0.50% per annum” set forth therein.
SECTION 6.Amendment to Section 9.05. From and after the Third Incremental Effective Date, Section 9.05 of the Credit Agreement shall be amended by replacing the text “Cravath, Swaine & Moore LLP“ set for therein with the text “Simpson Thacher & Bartlett LLP”.
SECTION 7.Terms Generally. From and after the Third Incremental Effective Date, references to “European Tranche”, “Canadian Tranche” and “U.S. Tranche” and related terms and references as used in the Credit Agreement shall, unless the context otherwise requires, refer only to the corresponding Tranches of the Third Incremental Revolving Facility Commitments and the Borrowings thereunder.
SECTION 8.Conditions to Amendments and Funding. The amendments to the Credit Agreement and the obligations of the Incremental Lenders to provide the Third Incremental Revolving Facility Commitments and make the Borrowings thereunder available to the Borrowers hereunder shall not become effective until each of the following conditions is satisfied (or waived by the Administrative Agent and each of the Incremental Lenders):
(a) The Administrative Agent shall have received from Holdings, the Borrowers and the Incremental Lenders party hereto, either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.
(b) The Administrative Agent shall have received, on behalf of itself, the Lenders and each Issuing Bank on or prior to the Third Incremental Effective Date, a written opinion of (i) O'Melveny & Myers LLP, special counsel for Holdings and the Borrowers, in form and substance reasonably satisfactory to the Administrative Agent and its counsel and (ii) local foreign counsel as specified on Schedule 2 hereto or otherwise reasonably satisfactory to the Administrative Agent and its counsel, in each case (A) dated as of the Third Incremental Effective Date, (B) addressed to the Administrative Agent, the Lenders and each Issuing Bank as of the Third Incremental Effective Date and (C) in form and substance substantially consistent with such opinions that have been delivered in connection with prior incremental facilities under the Credit Agreement, and each of Holdings and each Borrower hereby instructs its counsel to deliver such opinions.
(c) The Administrative Agent shall have received a certificate from the chief financial officer of the U.S. Borrower dated the Third Incremental Effective Date certifying the solvency of the U.S. Borrower and its subsidiaries, on a consolidated basis after giving effect to this Amendment and any Revolving Facility Loans to be made on the Third Incremental Effective Date, in a form substantially similar to such certificates that have been provided in connection with prior incremental facilities under the Credit Agreement.
(d) On the Third Incremental Effective Date, (i) the conditions set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement shall be satisfied, (ii) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrowers, dated as of the Third Incremental Effective Date, confirming compliance with the conditions set forth in clause (i) of this paragraph (d) and (iii) all other conditions set forth in the Credit Agreement (as it may be amended, modified or waived as of the Third Incremental Effective Date) that are applicable to the effectiveness of an Incremental Revolving Facility Commitment at such time shall be satisfied.
(e) The Administrative Agent and the Incremental Lenders shall have received all fees and other amounts due and payable on or prior to the Third Incremental Effective Date pursuant to the Commitment Letter in connection with the Amendment Transactions, it being agreed that the Administrative Agent and the Incremental Lenders waive their right to receive compensation pursuant to Section 2.17 of the Credit Agreement on any existing Revolving Facility Loan of such Incremental Lenders.
(f) The Administrative Agent shall have received a reaffirmation agreement substantially in the form of Exhibit A hereto (the “Reaffirmation Agreement”) and any other reaffirmation agreements, amendments to security documents or other agreements that the Administrative Agent, in consultation with counsel, reasonably determines are necessary to ensure the continuation of any guarantee and the continuation and perfection of any Lien, in each case, provided for under the Loan Documents (which shall not include the German Guarantor and its subsidiaries), in each case, duly executed by the applicable Loan Parties and any other Persons party thereto and dated as of the Third Incremental Effective Date.
(g) The Administrative Agent shall have received an updated Perfection Certificate not less than twenty days and no more than thirty days prior to the Third Incremental Effective Date.
(h) No waiver, amendment or modification of the Credit Agreement shall have been effected on or prior to the Third Incremental Effective Date that by its terms adversely affects the rights in respect of payments or collateral of the Third Incremental Revolving Facility Lenders differently from those of Lenders participating in any other Tranche under the Credit Agreement, without the consent of the Majority of Commitment Parties under the Third Incremental Revolving Facility (it being agreed that the Required Lenders (as defined in the Credit Agreement) may waive, in whole or in part, any prepayment required by Section 2.12 of the Credit Agreement so long as the application of any prepayment still required to be made is not changed).
Notwithstanding the foregoing, the obligations of the Incremental Lenders to provide the Third Incremental Revolving Facility Commitments and to make the Borrowings thereunder available to the Borrowers shall not become effective unless each of the foregoing conditions is satisfied at or prior to 5:00 p.m., New York City Time on May 31, 2011 (and, in the event such conditions are not so satisfied, this Amendment shall terminate at such time).
SECTION 9.Third Incremental Effective Date. On or prior to the Third Incremental Effective Date, the applicable Borrowers shall submit a Borrowing Request to the Administrative Agent for Borrowings under the Third Incremental Revolving Facility Commitments in an amount sufficient to repay on the Third Incremental Effective Date all amounts outstanding with respect to the existing European Tranche, Canadian Tranche and U.S. Tranche, and the Administrative Agent shall apply the proceeds of such Borrowings to the repayment of such Tranches. On the Third Incremental Effective Date, all outstanding Letters of Credit issued under the existing European Tranche and all outstanding Letters of Credit and B/A's issued under the existing Canadian Tranche shall be deemed Letters of Credit or B/A's, as applicable, outstanding under the corresponding Tranche of the Third Incremental Revolving Facility Commitments.
SECTION 10.Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and to each of the Incremental Lenders that:
(a) This Amendment has been duly authorized, executed and delivered by the Borrowers and constitutes, and each other Loan Document when executed and delivered by each Loan Party that is party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against each such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors' rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
(b) Neither the performance by any Loan Party of the Amendment Transactions, nor compliance by such Loan Party with the terms and provisions of the Reaffirmation Agreement (and, in the case of the Borrowers, this Amendment), will (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents (including any partnership, limited liability company or operating agreements) or by‑laws of such Loan Party, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which such Loan Party is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section 10(b), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings (prior to a Qualified IPO), the Borrowers or any Subsidiary Loan Party, other than the Liens created by the Loan Documents and Permitted Liens.
(c) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Third Incremental Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
(d) Immediately prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
SECTION 11.Effectiveness; Amendments; Counterparts. This Amendment shall become effective as of the date first above written when the Administrative Agent shall have received counterparts of this Amendment bearing the signatures of Holdings, the Borrowers and the Incremental Lenders. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrowers, the Administrative Agent and each Incremental Lender. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 12.Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Issuing Banks, the Borrowers or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. As of the Third Incremental Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute an “Incremental Assumption Agreement”, the Incremental Lenders shall constitute “Lenders”, this Amendment and the Reaffirmation Agreement shall constitute “Loan Documents”, the Revolving Facility Loans made under the Third Incremental Revolving Facility Commitments shall constitute “Incremental Revolving Facility Loans” and the Third Incremental Revolving Facility Commitments shall constitute “Incremental Revolving Facility Commitments”, in each case for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 13.No Novation. This Amendment shall not extinguish the Loans outstanding under the Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Credit Agreement, which shall remain outstanding after the Third Incremental Effective Date as modified hereby. Notwithstanding any provision of this Amendment, the provisions of Sections 2.16, 2.17, 2.18 and 9.05 of the Credit Agreement as in effect immediately prior to the Third Incremental Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Third Incremental Effective Date.
SECTION 14.Applicable Law; Waiver of Jury Trial. (A) THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.12 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.
SECTION 15.Jurisdiction. Each party hereto agrees to be governed by Section 9.16 of the Credit Agreement.
SECTION 16.Expenses. The Borrowers agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, to the extent required by Section 9.05 of the Credit Agreement.
SECTION 17.Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment.
SECTION 18.Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

MOMENTIVE SPECIALTY CHEMICALS HOLDINGS LLC,
By:
/s/ Authorized Signatory
Name:
Title:

MOMENTIVE SPECIALTY CHEMICALS INC.,
By:
/s/ Authorized Signatory
Name:
Title:

MOMENTIVE SPECIALTY CHEMICALS CANADA INC.,
By:
/s/ Authorized Signatory
Name:
Title:

MOMENTIVE SPECIALTY CHEMICALS B.V.,
By:
/s/ Authorized Signatory
Name:
Title:

MOMENTIVE SPECIALTY CHEMICALS UK LIMITED,
By:
/s/ Authorized Signatory
Name:
Title:

BORDEN CHEMICAL UK LIMITED,
By:
/s/ Authorized Signatory
Name:
Title:

J.P. MORGAN CHASE BANK, N.A., as Administrative Agent and as an Incremental Lender
By:
/s/ Authorized Signatory
Name:
Title:

BANK OF AMERICA, N.A. as an Incremental Lender

By:	/s/ Authorized Signatory
Name:
Title:

CASPIAN CAPITAL PARTNERS L.P., as an Incremental Lender

By:	/s/ Authorized Signatory
Name:
Title:

CASPIAN SELECT CREDIT MASTER FUND LTD., as an Incremental Lender

By:	/s/ Authorized Signatory
Name:
Title:

CITIBANK, N.A., as an Incremental Lender

By:	/s/ Authorized Signatory
Name:
Title:

CITIBANK, N.A., CANADIAN BRANCH, as an Incremental Lender

By:	/s/ Authorized Signatory
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an Incremental Lender

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

CREDIT SUISSE AG, TORONTO BRANCH, as an Incremental Lender

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

THE FOOTHILL GROUP, INC., as an Incremental Lender

By:	/s/ Authorized Signatory
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC., as an Incremental Lender

By:	/s/ Authorized Signatory
Name:
Title:

NATIONWIDE LIFE INSURANCE COMPANY, as an Incremental Lender

By:	/s/ Authorized Signatory
Name:
Title:

UBS LOAN FINANCE LLC, as an Incremental Lender

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

UBS AG CANADA BRANCH, as an Incremental Lender

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

SCHEDULE 1
Third Incremental Revolving Facility Commitments

Incremental Lender	European Tranche	Canadian Tranche	U.S. Tranche	Total Commitment
JPMorgan Chase Bank, N.A.	$31,958,333.00	$8,916,667.00	$—	$40,875,000.00
Bank of America, N.A.	$15,277,778.00	$6,111,111.00	$6,111,111.00	$27,500,000.00
Caspian Capital Partners L.P.	$—	$—	$2,669,000.00	$2,669,000.00
Caspian Select Credit Master Fund Ltd.	$—	$—	$4,581,000.00	$4,581,000.00
Citibank, N.A. (and with respect to the Canadian Tranche, Citibank, N.A., Canadian Branch)	$25,520,833.33	$10,208,333.34	$—	$35,729,166.67
Credit Suisse AG, Cayman Islands Branch (and with respect to the Canadian Tranche, Credit Suisse AG, Toronto Branch)	$13,888,888.90	$5,555,555.55	$5,555,555.55	$25,000,000.00
The Foothill Group, Inc.	$11,634,944.44	$—	$9,652,777.78	$21,287,722.22
Morgan Stanley Senior Funding, Inc.	$8,333,333.33	$8,333,333.33	$8,333,333.34	$25,000,000.00
Nationwide Life Insurance Company	$—	$—	$7,000,000.00	$7,000,000.00
UBS Loan Finance LLC	$3,888,889.00	$—	$—	$3,888,889.00
UBS AG Canada Branch	$—	$6,111,111.00	$—	$6,111,111.00
Total	$110,503,000.00	$45,236,111.22	$43,902,777.67	$199,641,888.89

SCHEDULE 2
Local Foreign Counsel

Clifford Chance (Belgian counsel)
Clifford Chance (Czech counsel)
Clifford Chance (German counsel)
Clifford Chance (Italian counsel)
Clifford Chance (Spanish counsel)
Clifford Chance (UK counsel )
NautaDutilh (Dutch counsel)
Arias, Fabrega & Fabrega (Panamanian counsel)
Stikemen Elliott LLP (Ontario, Quebec, Alberta and British Columbia counsels)
Stewart McKelvey Stirling Scales (Nova Scotia counsel)
Noerr Stiefenhofer Lutz (Czech Counsel)
Freshfields Bruckhaus Deringer LLP (German Counsel)
NTMC (Italian counsel)
Reaffirmation Agreement

EXHIBIT A
Reaffirmation Agreement

See attached.

REAFFIRMATION AGREEMENT (this “Agreement”), dated as of May 31, 2011, among MOMENTIVE SPECIALTY CHEMICALS HOLDINGS LLC, a Delaware limited liability company (“Holdings”), MOMENTIVE SPECIALTY CHEMICALS INC., a New Jersey corporation (the “U.S. Borrower”), MOMENTIVE SPECIALTY CHEMICALS CANADA INC., a Canadian corporation (the “Canadian Borrower”), MOMENTIVE SPECIALTY CHEMICALS B.V., a company organized under the laws of The Netherlands (the “Dutch Borrower”), MOMENTIVE SPECIALTY CHEMICALS UK LIMITED, a corporation organized under the laws of England and Wales, and BORDEN CHEMICAL UK LIMITED, a corporation organized under the laws of England and Wales (together, the “U.K. Borrowers” and, together with the U.S. Borrower, the Canadian Borrower and the Dutch Borrower, the “Borrowers”), each other subsidiary of Holdings identified on the signature pages hereto (each, a “Subsidiary Party” and together with Holdings and the Borrowers, the “Reaffirming Parties”) and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Administrative Agent and Collateral Agent under the Amended Credit Agreement referred to below.
WHEREAS Holdings, the Borrowers, the Incremental Lenders (as defined therein) party thereto, and JPMCB, as Administrative Agent have entered into the Third Incremental Facility Amendment dated as of May 18, 2011 (the “Amendment”), which amends the Third Amended and Restated Credit Agreement dated as of January 29, 2010 (the “Existing Credit Agreement” and, as amended after giving effect to the Amendment, the “Amended Credit Agreement”), among Holdings, the Borrowers, the lenders party thereto from time to time and the agents party thereto;
WHEREAS each of the Reaffirming Parties is party to one or more of the Security Documents (such term and each other capitalized term used but not defined herein having the meaning assigned to such terms in the Amended Credit Agreement);
WHEREAS each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Amendment becoming effective and the consummation of the transactions contemplated thereby; and
WHEREAS the execution and delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Amendment.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE II
Reaffirmation/Amendment
SECTION 1.Reaffirmation. (a) Each of the Reaffirming Parties (i) hereby consents to the Amendment and the transactions contemplated thereby, (ii) hereby confirms its guarantees, pledges, hypothecs, grants of security interests and other agreements, as applicable, under each of the Security Documents to which it is party and (iii) agrees that notwithstanding the effectiveness of the Amendment and the consummation of the transactions contemplated thereby, such guarantees, pledges, hypothecs, grants of security interests and other agreements shall continue to be in full force and effect and shall accrue to the benefit of the Lenders under the Amended Credit Agreement. Each of the Reaffirming Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to ensure compliance by Holdings and the Borrowers with Section 5.10 of the Amended Credit Agreement and hereby reaffirms its obligations under each similar provision of each Security Document to which it is party.
(a) Each of the Reaffirming Parties party to each of the Security Documents securing the Obligations of the Borrowers hereby confirms and agrees that (i) the outstanding Term Loans (it being understood that the Dutch Term Loan Obligations are not secured by any Collateral (as defined in the Collateral Agreement) of Holdings, the U.S. Borrower or any Domestic Subsidiary Loan Party) and Tranche C-3 Credit-Linked Deposits have constituted and continue to constitute Loan Document Obligations (as defined in the Collateral Agreement) and (ii) the Canadian Tranche Revolving Facility Loans, European Tranche Revolving Facility Loans, Swingline Loans and U.S. Tranche Revolving Facility Loans have constituted and continue to constitute Loan Document Obligations (as defined in the Collateral Agreement).
SECTION 2.Amendment. On and after the effectiveness of the Amendment, (i) each reference in each Security Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Amended Credit Agreement, as such agreement may be amended, modified or supplemented and in effect from time to time, and (ii) the definition of any term defined in any Security Document by reference to the terms defined in the “Credit Agreement” shall be amended to be defined by reference to the defined term in the Amended Credit Agreement, as the same may be amended, modified or supplemented and in effect from time to time.
ARTICLE III
Representations and Warranties
Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

SECTION 1.Organization. Such Reaffirming Party is duly organized and validly existing in good standing under the laws of the jurisdiction of its formation (or, if applicable in a foreign jurisdiction, enjoys the equivalent status under the laws of any jurisdiction outside the United States).
SECTION 2.Authority; Enforceability. Such Reaffirming Party has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Such Reaffirming Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors' rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
SECTION 3.Security Documents. The representations and warranties of such Reaffirming Party contained in each Security Document are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct as of such earlier date).
SECTION 4.Undertakings. National Borden Chemical Germany GmbH undertakes to ensure that Momentive Specialty Chemicals GmbH (formerly entitled Hexion Specialty Chemicals GmbH) registers its change of name in the Czech commercial register (where it is registered as a shareholder of Momentive Specialty Chemicals Pardubice s.r.o., identification number 257 65 302) within 30 Business Days of signing hereof.
ARTICLE IV
Miscellaneous
Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section 9.01 of the Amended Credit Agreement, provided that, for this purpose, the address of each Reaffirming Party shall be the one specified for the U.S. Borrower under the Amended Credit Agreement.
SECTION 1.Expenses. The parties hereto acknowledge and agree that JPMCB and the Lenders shall be entitled to reimbursement of expenses as provided in Section 9.05 of the Amended Credit Agreement.
SECTION 2.Security Document. This Agreement is a Security Document executed pursuant to the Amended Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.
SECTION 3.Section Captions. Section captions used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.
SECTION 4.Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.
SECTION 5.Amendment. This Agreement may be waived, modified or amended only by a written agreement executed by each of the parties hereto.
SECTION 6.Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 7.Applicable Law; Waiver of Jury Trial; Jurisdiction.
(A)  THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.12 OF THE AMENDED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.
(C) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.16 OF THE AMENDED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.
SECTION 8.No Novation. Neither this Agreement nor the execution, delivery or effectiveness of the Amendment shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement, the Collateral Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement, the Collateral Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement, the Amendment or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of Holdings, any Borrower or any Subsidiary Party under any Security Document from any of its obligations and liabilities as “Holdings”, a “Borrower”, the “U.S. Borrower”, the “Canadian Borrower”, the “Dutch Borrower”, the “U.K. Borrowers”, a “Subsidiary Loan Party”, a “Pledgor”, a “Guarantor” or a “Grantor” under the Existing Credit Agreement, the Collateral Agreement or the other Security Documents. Each of the Existing Credit Agreement, the Collateral Agreement and the other Security Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or by the Amendment or in connection herewith and therewith.
SECTION 9.Limitation. With respect to any Foreign Security Documents and any Foreign Pledge Agreements, notwithstanding anything herein to the contrary, the terms and provisions of this Agreement shall apply only to the extent permitted under the governing law of the applicable Foreign Security Document or Foreign Pledge Agreement. If any provision of this Agreement limits, qualifies or conflicts with a provision of any Foreign Security Document or Foreign Pledge Agreement, the applicable provision of such Foreign Security Document or Foreign Pledge Agreement shall govern.
SECTION 10.Post-Closing German Collateral Matters. With respect to the German Guarantor, the Borrowers shall use all commercially reasonable efforts to cause each such person and each Subsidiary Loan Party that is a subsidiary of such person to provide reasonably satisfactory evidence of the continuing first-priority perfected Liens under the Security Documents after giving effect to the Amendment.

MOMENTIVE Specialty Chemicals Holdings LLC,
By

Name: George F. Knight
Title: Senior Vice President and Treasurer

MOMENTIVE SPECIALTY CHEMICALS INC.,
By

Name: Ellen G. Berndt
Title: Vice President and Corporate Secretary

MOMENTIVE SPECIALTY CHEMICALS CANADA INC.,
By

Name: Ellen G. Berndt
Title: Secretary

MOMENTIVE SPECIALTY CHEMICALS B.V.,
By

Name:
Title:

BORDEN CHEMICAL UK LIMITED,
By

Name:
Title:

MOMENTIVE SPECIALTY CHEMICALS UK LIMITED,
By

Name:
Title:

BORDEN CHEMICAL FOUNDRY, LLC
By

Name: Ellen G. Berndt
Title: Vice President and Secretary

MOMENTIVE INTERNATIONAL INC.,
By

Name: Ellen G. Berndt
Title: Vice President and Secretary

MOMENTIVE SPECIALTY CHEMICALS Investments, Inc.,
By

Name: Ellen G. Berndt
Title: Vice President and Secretary

HEXION U.S. FINANCE CORP.,
By

Name: Ellen G. Berndt
Title: Vice President and Secretary

HSC CAPITAL CORPORATION,
By

Name: Ellen G. Berndt
Title: Vice President and Secretary

LAWTER INTERNATIONAL INC.,
By

Name: Ellen G. Berndt
Title: Vice President and Secretary

OILFIELD TECHNOLOGY GROUP, INC.,
By

Name: Ellen G. Berndt
Title: Vice President and Secretary

MOMENTIVE CI HOLDING COMPANY (china) llc,
By

Name: Ellen G. Berndt
Title: Vice President and Secretary

NL COOP HOLDINGS LLC,
By

Name: Ellen G. Berndt
Title: Vice President and Secretary

HEXION NOVIA SCOTIA FINANCE, ULC
By

Name: George F. Knight
Title: Vice President and Treasurer

MOMENTIVE SPECIALTY CHEMICALS FOREST PRODUCTS GMBH
By

Name:
Title:

HEXION SPECIALTY CHEMICALS HOLDING GERMANY GMBH
By

Name:
Title:

MOMENTIVE SPECIALTY CHEMICALS LEUNA GMBH
By

Name:
Title:

MOMENTIVE SPECIALTY CHEMICALS HOLDING B.V.,
By

Name:
Title:

MOMENTIVE SPECIALTY CHEMICALS WESSELING GMBH
By

Name:
Title:

NEW NIMBUS GMBH & CO. KG
By

Name:
Title:

RESOLUTION RESEARCH NEDERLAND B.V.,
By

Name:
Title:

MOMENTIVE SPECIALTY CHEMICALS STANLOW LIMITED
By

Name:
Title:

COMBINED COMPOSITE TECHNOLOGIES LIMITED,
By

Name:
Title:

RESOLUTION SPECIALTY MATERIALS ROTTERDAM B.V.,
By

Name:
Title:

NATIONAL BORDEN CHEMICAL GERMANY GMBH,
By

Name:
Title:

MOMENTIVE SPECIALTY CHEMICALS LEUNA GMBH & CO. KG
By

Name:
Title:

HEXION IAR HOLDINGS (HK) LIMITED
By

Name: George Knight
Title:

MOMENTIVE SPECIALTY CHEMICALS FINANCE B.V.
By

Name:
Title:

MOMENTIVE INTERNATIONAL HOLDINGS COÖPERATIEF U.A.
By

Name:
Title:

MOMENTIVE SPECIALTY CHEMICALS EUROPE B.V.
By

Name:
Title:

BORDEN CHEMICAL FINANCE LIMITED
By

Name:
Title:

BORDEN INTERNATIONAL HOLDINGS LIMITED
By

Name:
Title:

MOMENTIVE SPECIALTY CHEMICALS BARBASTRO S.A.,
By

Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent,
By

Name:
Title: